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                                                                    Exhibit 99.6


                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the ''Agreement'') is made and entered into as of December 28, 1995, by and between Host Marriott Corporation (''HM Corporate'') and Host Marriott Services Corporation (''HMSC''), HM Corporate's wholly-owned subsidiary.

     WHEREAS, the Board of Directors of Host Marriott has determined that it is in the best interests of Host Marriott and the stockholders of Host Marriott to separate the ''Development and Ownership Business'' (as defined in the Distribution Agreement by and between Host Marriott and Services dated the date hereof (the ''Services Distribution Agreement'')), from the ''Host Travel Plazas Business'' (as defined in the Services Distribution Agreement), and, in order to effect such separation, to transfer to Services the stock of certain Host Marriott subsidiaries principally engaged in the Host/Travel Plazas Business and certain other assets relating principally to the Host/Travel Plazas Business, and thereafter to distribute all of the outstanding shares of common stock of Services to the holders of Host Marriott common stock (the ''Services Distribution'');

     WHEREAS, as part of the Services Distribution, HM Corporate desires to assign and HMSC desires to assume all rights and obligations of HM Corporate under certain services agreements dated as of October 8, 1993, by and between HM Corporate and Marriott International, Inc. which services are utilized exclusively or primarily by HMSC;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this agreement, the parties hereby agree as follows:

     1.  Assignment and Assumption. Subject to the provisions of the Services
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Distribution Agreement (as any of such agreements may have been amended or modified on or before the date hereof), HM Corporate hereby assigns and HMSC hereby assumes all rights and obligations relating to the following services agreements:

         Corporate Services Agreement
         Benefits  Administration Agreement
         Work & Family Life Agreement
         A&C Services Agreement
         Procurement Services Agreement
         Supply Agreement

Subject to the provisions of the Services Distribution Agreement (as any of such agreements may have been amended or modified on or before the date hereof), HM Corporate shall retain all rights and obligations relating to the following services agreements:

         Casualty Claims Administration Agreement
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           Risk Management Consulting Agreement
           Government Affairs Agreement
           Corporate Relations Agreement
           Corporate Jet Services Agreement
           Tax Administration Agreement
           Feasibility Services Agreement


     2.    Indemnity. With respect to the assumption of the foregoing
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agreements, the assignee agrees to indemnify, hold harmless and defend the assignor from any or all losses, liabilities, obligations, damages, claims or expenses (including, without limitation, reasonable attorneys' and accountants' fees and disbursements) arising from such assumed agreement.

     3.    Governing Law. This Agreement shall be governed by the law of the
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State of Maryland without regard to conflict or choice of law rules which might make the law of another jurisdiction apply. The parties expressly select Maryland law to apply.

     4.    Entire Agreement. This Agreement represents the full and complete
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Agreement of the parties and cannot be modified except in writing executed by both parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                           HOST MARRIOTT CORPORATION


                                           By: /s/ C.G. Townsend
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                                           Its:
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                                           HOST MARRIOTT SERVICES CORPORATION


                                           By: /s/ Brian W. Bethers
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                                           Its:
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